Exhibit 99.1

Media and Investor Contact:

Sean O’Brien

(404) 262-8462

sean.obrien@pgi.com

PGi Strategic Transition Accelerates in the First Quarter of 2015:
UC&C SaaS Revenue Up 77% to $19M; Record ACV Bookings of $6M; Highest GM % in 5 Years

1Q15 Results: Non-GAAP Revenue $142.7M*, Non-GAAP Diluted EPS from Continuing Ops $0.23*;
Company Revises 2015 Financial Outlook for Additional Foreign Currency Pressure

ATLANTA – April 23, 2015 – Premiere Global Services, Inc. (NYSE: PGI), the world’s largest dedicated provider of collaboration software and services, today announced results for the first quarter ended March 31, 2015.

In the first quarter of 2015, net revenue totaled $142.3 million, including an estimated negative impact of over $5 million from year-over-year changes in foreign currency exchange rates. Non-GAAP revenue totaled $142.7 million* in the first quarter of 2015. Unified communications and collaboration (UC&C) SaaS revenue grew 77%, totaling $19.0 million in the first quarter of 2015, compared to $10.7 million in the first quarter of 2014. Diluted EPS from continuing operations was $0.03 in the first quarter of 2015, compared to $0.11 in the first quarter of 2014. Non-GAAP diluted EPS from continuing operations was consistent at $0.23* in the first quarters of 2015 and 2014.

First Quarter 2015 Results* ($ in millions, except per share data)	1Q14	1Q15	Constant Currency **	Adjusted Growth **
Non-GAAP revenue	$143.2	$142.7	$148.2	3.5%
UC&C SaaS non-GAAP revenue	$10.7	$19.0	$19.6	83.2%
Non-GAAP gross margin	58.4%	60.0%	60.0%	160	BPs
Adjusted EBITDA	$25.6	$25.6	$26.4	3.1%
Non-GAAP diluted EPS from continuing operations	$0.23	$0.23	$0.24	4.3%

“PGi’s top strategic priority is to acquire new customers with our collaboration and communications software suite, while continuing to transition our phone-based conferencing customers to these high-value products,” said Boland T. Jones, PGi founder, chairman and CEO. “We have a strong and successful product strategy, built to address the individual needs of our customers—with our expanding iMeet® and GlobalMeet® portfolios targeting the enterprise and SMBs, and our market-leading Microsoft® Skype for Business practice, through our acquisition of Modality Systems, primarily serving our largest customers.

“It is clear to us that our strategy is working, with constant-currency growth of over 80% in our UC&C SaaS revenue and a record $6 million in incremental annual contract value (ACV) bookings sold in the first quarter, led by our strongest new customer acquisition performance yet. Our sales pipelines are at record highs, and we remain optimistic in our outlook for the remainder of the year.”

First Quarter 2015 Accomplishments

•	Acquired Modality Systems, which was recently named an elite launch partner for Microsoft® Skype for Business;
•	Launched iMeet Video Rooms, which integrates iMeet into all leading video room systems, helping enterprises unlock more value from these significant investments by giving their users a single solution for all their virtual meetings—at their desks or on-the go;
•	Announced the integration of iMeet and Central Desktop to create one unified collaboration platform for online meetings and project-based collaboration; and
•	Released innovative new features for PGi’s award-winning iMeet® Agenday™ smart calendar app, including smartwatch integration and free/busy polling.

Financial Outlook

The following statements are based on PGi’s current expectations. These statements contain forward-looking statements and company estimates, and actual results may differ materially. PGi assumes no duty to update any forward-looking statements made in this press release.

Based on current business trends and prevailing foreign currency exchange rates, and assuming no additional acquisitions, PGi has revised its financial outlook for 2015 from the range it previously provided on February 17, 2015. PGi now anticipates that 2015 results will be within the following financial outlook ranges: non-GAAP revenue is projected to be in the range of $565-$575 million* and non-GAAP diluted EPS from continuing operations are projected to be in the range of $0.90-$0.92*. These ranges include an estimated negative year-over-year impact from changes in foreign currency exchange rates of approximately $24 million and $0.03* to non-GAAP revenue and non-GAAP diluted EPS from continuing operations, respectively. PGi continues to anticipate that its UC&C SaaS revenue will increase over 50% in 2015 compared to 2014.

PGi will host a conference call today at 5:00 p.m., Eastern Time to discuss these results. To participate in the call, please dial-in to the appropriate number 5-10 minutes prior to the scheduled start time: (800) 401-3551 (U.S. and Canada) or (913) 312-1396 (International), participant passcode 7101005. The conference call will simultaneously be webcast in iMeetLive®. Please visit pgi.com for webcast details and conference call replay information, as well as the webcast archive and the text of the earnings release, including the financial and statistical information to be presented during the call.

* Non-GAAP Financial Measures

The company’s non-GAAP revenue, UC&C SaaS non-GAAP revenue and non-GAAP gross margin include the deferred revenue from software licenses and related support contracts from recent acquisitions and excludes the impact of purchase accounting adjustments related to deferred revenue. Adjusted EBITDA and non-GAAP diluted earnings per share (EPS) from continuing operations and projections of these items also exclude equity-based compensation, amortization expenses, non-recurring tax adjustments and related interest, restructuring costs, excise and sales tax expense and related interest, asset impairments, net legal settlements and related expenses, acquisition-related costs, foreign exchange transaction gains and losses and the impact of purchase accounting adjustments related to deferred revenue. Management uses these measures internally as a means of analyzing the company’s current and future financial performance and identifying trends in our financial condition and results of operations. We have provided this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the attached financial tables. These non-GAAP financial measures may differ materially from comparable or similarly titled measures provided by other companies and should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

** Constant Currency

These constant currency adjustments convert current period results using prior period (Q1-14) average exchange rates calculated in the same manner as in footnote 5 to the Reconciliation of Non-GAAP Financial Measures table.

All trademarks referred to in this release are the property of their respective owners.

About Premiere Global Services, Inc. │ PGi

PGi is the world’s largest dedicated provider of collaboration software and services. We created iMeet®, an expanding portfolio of purpose-built applications designed to meet the daily collaboration and communications needs of business professionals, with solutions for web, video and audio conferencing, smart calendar management, webcasting, project management and sales productivity. PGi’s award-winning unified communications and collaboration (UC&C) solutions help nearly 50,000 businesses grow faster and operate more efficiently. To learn more, visit us at pgi.com.

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Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties, many of which are beyond our control. Such forward-looking statements are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in PGi's forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological changes and the development of alternatives to our services; market acceptance of PGi’s software-as-a-service, or SaaS solutions, including our iMeet® and GlobalMeet® solutions; our ability to attract, retain and expand the products and services we provide to existing customers; our ability to establish and maintain strategic reseller and distribution relationships; risks associated with global economic or market conditions; price increases from our telecommunications service providers; service interruptions and network downtime, including undetected errors or defects in our software; technological obsolescence and our ability to upgrade our equipment or increase our network capacity; concerns regarding the security and privacy of our customers’ confidential information; future write-downs of goodwill or other intangible assets; greater than anticipated tax and regulatory liabilities; restructuring and cost reduction initiatives and the market reaction thereto; our level of indebtedness; risks associated with acquisitions and divestitures; indemnification claims from the sale of our PGiSend business; our ability to protect our intellectual property rights, including possible adverse results of litigation or infringement claims; regulatory or legislative changes, including further government regulations applicable to traditional telecommunications service providers and data privacy; risks associated with international operations and market expansion, including fluctuations in foreign currency exchange rates; and other factors described from time to time in our press releases, reports and other filings made with the Securities and Exchange Commission, including but not limited to the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2014. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise these forward looking statements for any reason.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, in thousands, except per share data)

	Three Months Ended
	March 31,
	2015	2014

Net revenue	$142,322	$143,239
Operating expenses:
Cost of revenue (exclusive of depreciation and amortization shown separately below)	57,156	59,542
Selling and marketing	37,055	37,836
General and administrative (exclusive of expenses shown separately below)	20,152	17,935
Research and development	5,750	4,505
Depreciation	8,572	8,666
Amortization	4,050	2,483
Restructuring costs	4,183	-
Asset impairments	23	-
Acquisition-related costs	573	1,905
Total operating expenses	137,514	132,872

Operating income	4,808	10,367

Other (expense) income:
Interest expense	(2,621)	(2,100)
Interest income	8	9
Other, net	(247)	291
Total other expense, net	(2,860)	(1,800)

Income from continuing operations before income taxes	1,948	8,567
Income tax expense	561	3,297
Net income from continuing operations	1,387	5,270

Loss from discontinued operations, net of taxes	(226)	(65)

Net income	$1,161	$5,205

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	44,923	46,385

Basic net income (loss) per share (1)
Continuing operations	$0.03	$0.11
Discontinued operations	(0.01)	-
Net income per share	$0.03	$0.11

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	45,490	47,020

Diluted net income per share
Continuing operations	$0.03	$0.11
Discontinued operations	-	-
Net income per share	$0.03	$0.11

(1) Column totals may not sum due to the effect of rounding on EPS.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, in thousands, except per share data)

	March 31,	December 31,
	2015	2014

ASSETS
CURRENT ASSETS
Cash and equivalents	$28,073	$40,220
Accounts receivable (less allowances of $610 and $557, respectively)	92,226	77,334
Prepaid expenses and other current assets	12,832	13,536
Income taxes receivable	1,084	1,897
Deferred income taxes, net	6,599	10,447
Total current assets	140,814	143,434

PROPERTY AND EQUIPMENT, NET	101,358	100,954

OTHER ASSETS
Goodwill	415,413	386,416
Intangibles, net of amortization	102,655	102,350
Deferred income taxes, net	2,662	2,342
Other assets	17,270	20,734
TOTAL ASSETS	$780,172	$756,230

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$54,922	$57,211
Income taxes payable	1,475	2,217
Accrued taxes, other than income taxes	15,691	17,562
Accrued expenses	51,875	37,807
Current maturities of long-term debt and capital lease obligations	1,988	1,971
Accrued restructuring costs	3,349	958
Deferred income taxes, net	19	17
Total current liabilities	129,319	117,743

LONG-TERM LIABILITIES
Long-term debt and capital lease obligations	354,798	332,825
Accrued restructuring costs	74	-
Accrued expenses	36,137	23,219
Deferred income taxes, net	25,392	27,453
Total long-term liabilities	416,401	383,497

SHAREHOLDERS' EQUITY
Common stock, $0.01 par value; 150,000,000 shares authorized, 46,483,474 and 47,378,794 shares issued and outstanding, respectively	459	475
Additional paid-in capital	430,182	442,585
Accumulated other comprehensive loss	(15,825)	(6,545)
Accumulated deficit	(180,364)	(181,525)
Total shareholders' equity	234,452	254,990
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$780,172	$756,230

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in thousands)

	Three Months Ended
	March 31,
	2015	2014

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,161	$5,205
Loss from discontinued operations, net of taxes	226	65
Net income from continuing operations	1,387	5,270
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	8,572	8,666
Amortization	4,050	2,483
Amortization of debt issuance costs	182	161
Net legal settlements and related expenses	-	-
Payments for legal settlements and related expenses	(70)	-
Deferred income taxes	94	(22)
Restructuring costs	4,183	-
Payments for restructuring costs	(1,528)	(1,347)
Asset impairments	23	-
Equity-based compensation	2,972	2,227
Excess tax benefits from share-based payment arrangements	(78)	(250)
Provision for doubtful accounts	250	229
Acquisition-related costs	573	1,905
Cash paid for acquisition-related costs	(1,591)	(1,447)
Changes in working capital, net of business acquisitions	(7,596)	(3,746)
Net cash provided by operating activities from continuing operations	11,423	14,129
Net cash used in operating activities from discontinued operations	(287)	(42)
Net cash provided by operating activities	11,136	14,087

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(10,776)	(8,101)
Business acquisitions, net of cash acquired	(16,019)	-
Other investing activities, net	(147)	2,050
Net cash used in investing activities from continuing operations	(26,942)	(6,051)
Net cash used in investing activities from discontinued operations	-	-
Net cash used in investing activities	(26,942)	(6,051)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under borrowing arrangements	(20,810)	(34,530)
Proceeds from borrowing arrangements	42,500	20,000
Earn-out payment	(1,871)	-
Excess tax benefits of share-based payment arrangements	78	250
Purchases and retirement of treasury stock, at cost	(14,584)	(2,245)
Exercise of stock options	-	53
Net cash provided by (used in) financing activities from continuing operations	5,313	(16,472)
Net cash provided by (used in) financing activities from discontinued operations	-	-
Net cash provided by (used in) financing activities	5,313	(16,472)

Effect of exchange rate changes on cash and equivalents	(1,654)	202

NET DECREASE IN CASH AND EQUIVALENTS	(12,147)	(8,234)
CASH AND EQUIVALENTS, beginning of period	40,220	44,955
CASH AND EQUIVALENTS, end of period	$28,073	$36,721

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(Unaudited, in thousands, except per share data)

	Three Months Ended
	March 31,
	2015	2014
Non-GAAP Revenue (1)
Net revenue, as reported	$142,322	$143,239
Impact of purchase accounting adjustments related to deferred revenue (2)	417	-
Non-GAAP revenue	$142,739	$143,239

Non-GAAP Gross Margin (1)
Gross margin, as calculated	$85,166	$83,697
Impact of purchase accounting adjustments related to deferred revenue (2)	417	-
Non-GAAP gross margin	$85,583	$83,697
As a percentage of Non-GAAP revenue	60.0%	58.4%

Non-GAAP Operating Income & Adjusted EBITDA (1)
Operating income, as reported	$4,808	$10,367
Impact of purchase accounting adjustments related to deferred revenue (2)	417	-
Equity-based compensation	2,972	2,227
Amortization	4,050	2,483
Restructuring costs	4,183	-
Asset impairments	23	-
Acquisition-related costs	573	1,905
Non-GAAP operating income	$17,026	$16,982
Depreciation	8,572	8,666
Adjusted EBITDA	$25,598	$25,648

Non-GAAP Net Income from Continuing Operations (1)
Net income from continuing operations, as reported	$1,387	$5,270
Impact of purchase accounting adjustments related to deferred revenue (2)	300	-
Elimination of non-recurring tax adjustments and related interest	46	641
Equity-based compensation	2,140	1,537
Amortization	2,916	1,713
Restructuring costs	3,012	-
Asset impairments	17	-
Acquisition-related costs	413	1,314
Foreign exchange transaction loss (3)	184	121
Non-GAAP net income from continuing operations	$10,415	$10,596

Non-GAAP Diluted EPS from Continuing Operations (1) (4)
Diluted net income per share from continuing operations, as reported	$0.03	$0.11
Impact of purchase accounting adjustments related to deferred revenue (2)	0.01	-
Elimination of non-recurring tax adjustments and related interest	-	0.01
Equity-based compensation	0.05	0.03
Amortization	0.06	0.04
Restructuring costs	0.07	-
Asset impairments	-	-
Acquisition-related costs	0.01	0.03
Foreign exchange transaction loss (3)	-	-
Non-GAAP diluted EPS from continuing operations	$0.23	$0.23

(1)	Management believes that presenting non-GAAP revenue, non-GAAP gross margin, non-GAAP operating income, adjusted EBITDA, non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations provide useful information regarding underlying trends in the company's continuing operations. Management expects equity-based compensation and amortization expenses to be recurring costs and presents non-GAAP operating income, adjusted EBITDA, non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations to exclude these non-cash items, as well as non-recurring items that are unrelated to the company's ongoing operations, including the impact of purchase accounting adjustments related to deferred revenue, non-recurring tax adjustments and related interest, excise and sales tax expense, excise and sales tax interest, restructuring costs, asset impairments, net legal settlements and related expenses, acquisition-related costs and foreign exchange transaction gains and losses. These non-cash and non-recurring items are presented net of taxes for non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations.

(2)	Business combination accounting principles require us to write-down the deferred revenue associated with software licenses and related support contracts assumed in our acquisitions. The revenue for these support contracts is deferred and typically recognized over a one-year period, so our GAAP revenue for the one-year period after an acquisition does not reflect the full amount of revenue that would have been reported if the acquired deferred revenue was not written down to fair value. The non-GAAP adjustment eliminates the effect of the deferred revenue write-down. We believe this adjustment to the revenue from these contracts is useful to investors as an additional means to reflect revenue trends of our business.

(3)	Represents the impact of foreign exchange transaction gains and losses included in the Statements of Operations in "Other, net."

(4)	Column totals may not sum due to the effect of rounding on EPS.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(Unaudited, in thousands, except per share data)

(continued)

Prior Year Quarter Constant Currency Adjustments (5)

		Impact of
	Q1 - 15 (Constant currency)	fluctuations in foreign currency exchange rates	Q1 - 15 (Actual)
	(Unaudited, in thousands, except per share data)

Net Revenue	$147,781	$(5,459)	$142,322
North America Net Revenue	$91,164	$(419)	$90,745
Europe Net Revenue	$41,124	$(3,864)	$37,260
Asia Pacific Net Revenue	$15,493	$(1,176)	$14,317
Non-GAAP Operating Income	$17,593	$(567)	$17,026
Adjusted EBITDA	$26,427	$(829)	$25,598
Non-GAAP Net Income from Continuing Operations	$10,823	$(408)	$10,415
Non-GAAP Diluted EPS from Continuing Operations	$0.24	$(0.01)	$0.23

(5)	Management also presents the non-GAAP financial measures described under note 1 above, as well as net revenue and segment net revenue, on a constant currency basis compared to the same period in the previous year (Q1-14) to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q1-14) average exchange rates.

Sequential Quarter Constant Currency Adjustments (6)

		Impact of
	Q1 - 15 (Constant currency)	fluctuations in foreign currency exchange rates	Q1 - 15 (Actual)
	(Unaudited, in thousands)

Net Revenue	$144,912	$(2,590)	$142,322

(6)	Management also presents net revenue on a constant currency basis compared to the prior quarter (Q4-14) to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q4-14) average exchange rates.

Organic Growth (7)

		Impact of
	March 31, 2014	fluctuations in foreign currency exchange rates	Acquisitions	Organic net revenue growth	March 31, 2015	Organic net revenue growth rate
	(Unaudited, in thousands, except percentages)

Net Revenue, Three Months Ended	$143,239	$(5,236)	$8,934	$(4,615)	$142,322	-3.2%

(7)	Management defines "organic growth" as revenue changes excluding the impact of foreign currency exchange rate fluctuations and acquisitions made during the periods presented and presents this non-GAAP financial measure to exclude the effect of these items that are not completely within management's control, such as foreign currency exchange rate fluctuations, or do not reflect the company's ongoing core operations or underlying growth, such as acquisitions.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(Unaudited, in thousands, except per share data)

(continued)

UC&C SaaS and Resold Services Revenue (8)

	Q1-13	Q2-13	Q3-13	Q4-13	FY 2013	Q1-14	Q2-14	Q3-14	Q4-14	FY 2014	Q1-15

UC&C SaaS revenue, as reported	$7,149	$7,827	$8,901	$9,706	$33,583	$10,733	$11,996	$13,029	$16,977	$52,735	$18,746
Adjustment (8)	-	-	-	-	-	-	-	-	435	435	276
UC&C SaaS non-GAAP revenue	7,149	7,827	8,901	9,706	33,583	10,733	11,996	13,029	17,412	53,170	19,022

Resold services revenue	$16,775	$16,650	$16,053	$15,618	$65,096	$16,118	$15,356	$15,234	$14,313	$61,021	$13,036

(8)	Adjusted for the impact of purchase accounting related to deferred revenue. See footnote 2.